UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       May 3, 2005
                                                --------------------------------

                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


         DELAWARE                     000-30575                   91-2032368
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(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


4991 CORPORATE DRIVE                                      HUNTSVILLE, AL 35805
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code  (256) 430-4000
                                                  ------------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On May 3, 2005, Avocent Corporation publicly disseminated a press release announcing that its Board of Directors has approved plans (i) to accelerate the vesting of all currently underwater stock options awarded under the Company's stock option plans that would otherwise be unvested on December 31, 2005 and
(ii) to phase out the Company's Employee Stock Purchase Plan by December 31, 2005. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.8 hereto.


Item 7.01 Regulation FD Disclosure.

     On May 3, 2005, Avocent Corporation publicly disseminated a press release announcing that its Board of Directors has approved the repurchase of an additional two millions shares of its common stock under a stock repurchase program approved in November 2004. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.9 hereto.


Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit Number             Description of Exhibit
     --------------             ----------------------
         99.8                   Press release issued May 3, 2005
         99.9                   Press release issued May 3, 2005

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AVOCENT CORPORATION

Date: May 3, 2005
                             By: /s/ Samuel F. Saracino
                                 -----------------------------------------------
                                 Samuel F. Saracino
                                 Executive Vice President of Legal and Corporate Affairs, General Counsel, and Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit                         Description
-------                         -----------
99.8                            Press release issued May 3, 2005
99.9                            Press release issued May 3, 2005